Atlas Insurance Trust
Supplement dated May 19, 2006, to
Prospectus dated April 30, 2006

On May 11, 2006 the Atlas Funds Board of Trustees (Board) approved a number of changes for the Atlas Balanced Fund and the Atlas Value Fund. The Board approved a change in investment strategy for the Atlas Balanced Fund as well as a name change for that fund from the Atlas Balanced Fund to the Atlas Dual Focus Fund to better reflect the change in its investment strategy. Pursuant to Atlas Funds’ manager of managers exemptive order issued by the Securities and Exchange Commission on September 16, 2004, the Board also approved the appointment of Fund Asset Management, L.P. (FAM) to replace New York Life Investment Management LLC (NYLIM), as Sub-Adviser to the Dual Focus Fund (formerly Atlas Balanced Fund). The Board also approved FAM to replace Hotchkis and Wiley Capital Management LLC (HWCM), as Sub-Adviser to the Atlas Value Fund. All of the following changes are to be effective July 31, 2006.

On page 5 of the Prospectus, the “Strategy” section of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) is replaced with the following:

Under normal circumstances, the fund will invest at least 80% of its assets in dividend-paying equity securities. The fund will focus on issuers that have good prospects for capital appreciation. The fund manager believes that stocks that pay dividends often provide more attractive long-term total return and greater price stability during periods of downward movements in market prices than stocks that do not pay dividends. In selecting portfolio securities, the fund will generally employ a value-oriented analysis, but may purchase growth-oriented equity securities that pay dividends or have particularly good prospects for capital appreciation. The fund may invest in securities of companies with any size market capitalization. The fund may also invest in convertible securities and non-convertible preferred stock.  The fund's portfolio will be structured in a manner designed to produce a net portfolio yield in excess of the average yield of mutual funds invested primarily in U.S. equities.

On page 5 of the Prospectus, the “Risks” of the Atlas Dual Focus Fund (formerly Atlas Balanced Fund) is replaced with the following:

Like any stock fund, the value of your investment will fluctuate in response to conditions affecting the economy, the stock market, particular industries, and individual companies. From time to time value stocks are out of favor with investors, and they may remain so for extended periods.

The fund’s income varies, as does the dividend paid to investors. Since the fund’s price will vary, you could lose money on your investment.

The fund's investments in convertible securities will be subject to interest rate risk. That is, if interest rates rise, the value of a convertible security usually falls. Convertible securities and preferred stock are also subject to market risk and credit risk.  The fund may invest in the securities of mid cap and small cap companies, which may be less liquid and more volatile than the securities of larger capitalization companies.

On page 14 of the Prospectus, the “Foreign Securities” paragraph is replaced with the following:

The Global Growth Fund invests substantially in foreign stocks and the Dual Focus Fund (formerly Atlas Balanced Fund) and the Emerging Growth Fund also invest in foreign stocks to a lesser extent. The American Enterprise Bond Fund and the Strategic Income Fund may invest in foreign fixed income securities. Foreign securities markets, especially those in emerging countries, can be more volatile than the U.S. market, exposing investors to greater risk of loss. Securities issued abroad are usually denominated in foreign currencies, which may fluctuate against the U.S. dollar, causing a fund’s share prices to fluctuate.

On Page 15 of the Prospectus, the third paragraph beginning, in the section titled “Fund Management and Distribution” is replaced with the following:

Atlas Advisers also supervises provision of similar services to the other Atlas Funds by professional investment management firms which in this case are called “sub-advisers.” The sub-adviser to the Money Market Fund is Boston Safe Advisors, Inc., located at One Boston Place, Boston, Massachusetts, 02108. The sub-adviser to the American Enterprise Bond Fund, Global Growth Fund, the Growth Opportunities Fund, the Strategic Income Fund and the U.S. Government and Mortgage Securities Fund is OppenheimerFunds, Inc., located at Two World Financial Center, 225 Liberty Street, New York, New York 10281. The sub-adviser to the Dual Focus Fund (formerly Atlas Balanced Fund) and the Value Fund is Fund Asset Management, L.P., located at 800 Scudders Mill Road, Plainsboro, NJ 08536. The sub-adviser to the Strategic Growth Fund is Renaissance Investment Management, located at 625 Eden Park Drive, Cincinnati, Ohio 45202. The sub-adviser to the Emerging Growth Fund is Turner Investment Partners, located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. And finally, the S&P 500 Index Fund is not actively managed. It invests all of its assets in the Master Investment Portfolio which is managed by Barclays Global Fund Advisors, located at 45 Fremont Street, San Francisco, California 94105.